United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 2, 2020

Date of Report (Date of earliest event reported)

BCTG Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39485	85-1195036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11682 El Camino Real, Suite 320 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 400-3112

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCTG	The Nadsaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2020, BCTG Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 16,675,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), which includes full exercise of the underwriter’s over-allotment option. The shares of Common Stock were sold at a price of $10.00 per share of Common Stock, generating gross proceeds to the Company of $166,750,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-240237) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 30, 2020 (as amended, and including the Registration Statement on Form S-1/A (File No. 333-248570) filed with the Commission on September 2, 2020, the “Registration Statement”)):

●	An Underwriting Agreement, dated September 2, 2020, by and between the Company and SVB Leerink LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated September 2, 2020, by and among the Company and its officers, directors and initial stockholders (including BCTG Holdings, LLC, the Company’s sponsor (the “Sponsor”)), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated September 2, 2020, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Escrow Agreement, dated September 2, 2020, by and among the Company, Continental Stock Transfer & Trust Company, LLC, as escrow agent, and the Company’s initial stockholders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated September 2, 2020, by and among the Company, Continental Stock Transfer & Trust Company, LLC, and the Company’s initial stockholders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Subscription Agreement, dated September 2, 2020, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●

An Administrative Support Agreement, dated September 2, 2020, by and between the Company and Boxer Capital, LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreements, each dated September 2, 2020, by and between the Company and each of the Company’s officers and directors.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 533,500 shares of Common Stock (the “Private Shares”) at a price of $10.00 per share, generating total proceeds of $5,335,000.

The Private Shares are identical to the shares of Common Stock sold in the IPO. Additionally, the Sponsor has agreed not to transfer, assign, or sell any of the Private Shares (except in limited circumstances, as described in the Registration Statement) until the date that is 30 days after the date we complete our initial business combination. Our Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Shares.

The Private Shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On September 2, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 8.01. Other Events

As of September 8, 2020, a total of $166,750,000.00. of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of September 8, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO. The Company issued a press release in connection with the closing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 2, 2020, by and between the Registrant and SVB Leerink LLC, as representative of the several underwriters

3.2	Amended and Restated Certificate of Incorporation of the Company

10.1	Letter Agreement, dated September 2, 2020, by and among the Registrant and its officers, directors and initial stockholders

10.2	Investment Management Trust Agreement, dated September 2, 2020, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC as trustee

10.3	Escrow Agreement, dated September 2, 2020, by and among the Registrant, Continental Stock Transfer & Trust Company, LLC, as escrow agent, and the Registrant’s initial stockholders

10.4	Registration Rights Agreement, dated September 2, 2020, by and among the Registrant, Continental Stock Transfer & Trust Company, LLC, and the Registrant’s initial stockholders

10.5	Subscription Agreement, dated September 2, 2020, by and between the Registrant and the Sponsor

10.6	Administrative Support Agreement, dated September 2, 2020, by and between the Registrant and Boxer Capital, LLC, an affiliate of the Sponsor

10.7	Indemnity Agreements, each dated September 2, 2020, by and between the Registrant and each of the Registrant’s officers and directors

99.1	Press Release dated September 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2020

BCTG ACQUISITION CORP.

By:	/s/ Aaron I. Davis
Name:	Aaron I. Davis
Title:	Chief Executive Officer

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